UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2018

NAVIGANT CONSULTING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12173	36-4094854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza, Suite 2100

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 573-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01    Completion of Acquisition or Disposition of Assets

On August 24, 2018, Navigant Consulting, Inc., a Delaware corporation (“Navigant” or the “Company”), completed the previously announced sale of its Disputes, Forensics & Legal Technology segment and its Transactions Advisory Services practice (the “Business”) to Ankura Consulting Group, LLC, a Delaware limited liability company (the “Buyer”), and its subsidiary, Ankura Consulting Worldwide, Inc. (“Subsidiary”), through a sale of all the outstanding equity interests in Thoreau Holdco, LLC, a Delaware limited liability company, to the Buyer, and all the shares of Navigant Consulting (Europe) Limited, a private limited company incorporated in England and Wales, to Subsidiary, in each case, following the completion of certain pre-closing reorganization steps, pursuant to the terms and conditions of the previously disclosed Equity Purchase Agreement, dated as of June 23, 2018 (as amended, the “Purchase Agreement”), by and among Navigant, Buyer and Subsidiary (the transactions described in the Purchase Agreement, together, referred to as the “Transaction”).

The Company, Buyer and Subsidiary entered into amendments to the Purchase Agreement on August 22, 2018 (“Amendment No. 1”) and August 23, 2018 (“Amendment No. 2”).

The Transaction was valued at $470 million, and Navigant expects to realize approximately $370 million in net cash proceeds from the Transaction, after taxes and transaction and separation-related costs, and subject to certain customary post-closing adjustments for working capital, indebtedness and other adjustments as set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement and the Transaction in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2018 and is incorporated herein by reference, and by Amendment No. 1 and Amendment No. 2, which are attached as Exhibits 2.2 and 2.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 24, 2018, at the recommendation of the Compensation Committee of the Board of Directors of the Company, the Board of Directors, in order to reward the executive officers of the Company for their contributions and performance with respect to the Transaction, granted transaction bonuses to the executive officers of the Company in the form of a restricted stock award and cash bonus, effective upon the closing of the Transaction and, in the case of the restricted stock awards, subject to the terms and conditions of the Navigant Consulting, Inc. 2017 Long-Term Incentive Plan and the related restricted stock award agreement. The transaction bonuses approved by the Board of Directors provide that the executive officers will receive restricted shares of Company common stock and a cash bonus as follows: Julie M. Howard, 31,355 restricted shares and $750,000 cash bonus; Stephen R. Lieberman, 13,587 restricted shares and $325,000 cash bonus; Lee A. Spirer, 20,904 restricted shares and $500,000 cash bonus; and Monica M. Weed, 13,587 restricted shares and $325,000 cash bonus.

Item 9.01    Financial Statements and Exhibits.

(b) Pro forma financial information.

Navigant’s unaudited pro forma condensed consolidated financial information giving effect to the Transaction is furnished as Exhibit 99.1 hereto.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Equity Purchase Agreement, dated as of June 23, 2018, by and between Navigant Consulting, Inc. and Ankura Consulting Group, LLC (incorporated herein by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2018).*

2.2	Amendment No. 1 to Equity Purchase Agreement, dated as of August 22, 2018, by and among Navigant Consulting, Inc., Ankura Consulting Group, LLC and Ankura Consulting Worldwide, Inc.

2.3	Amendment No. 2 to Equity Purchase Agreement, dated as of August 23, 2018, by and among Navigant Consulting, Inc., Ankura Consulting Group, LLC. and Ankura Consulting Worldwide, Inc.*

99.1	Unaudited pro forma condensed consolidated financial information.

*

Certain exhibits, schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K; such exhibits, schedules and other attachments will be provided to the SEC upon request.

Forward-Looking Statements

Statements included in this Current Report on Form 8-K and in the unaudited pro forma condensed consolidated financial information, furnished as Exhibit 99.1 hereto, which are not historical in nature are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by words such as “anticipate,” “believe,” “may,” “could,” “intend,” “estimate,” “expect,” “continue,” “plan,” “outlook” and similar expressions. These statements are based upon management’s current expectations and speak only as of the date of this Current Report on Form 8-K. The Company cautions readers that there may be events in the future that the Company is not able to accurately predict or control and the information contained in the forward-looking statements is inherently uncertain and subject to a number of risks that could cause actual results to differ materially from those contained in or implied by the forward-looking statements including, without limitation: the risk of unanticipated costs, liabilities and adverse impact on business operations arising from the Company’s provision of post-divestiture transition services and support in connection with the Transaction; the execution of the Company’s long-term growth objectives and margin improvement initiatives; risks inherent in international operations, including foreign currency fluctuations; ability to make acquisitions and divestitures and complete such acquisitions and divestitures in the time anticipated; pace, timing and integration of acquisitions; operational risks associated with new or expanded service areas, including business process management services; impairments; changes in accounting standards or tax rates, laws or regulations; management of professional staff, including dependence on key personnel, recruiting, retention, attrition and the ability to successfully integrate new consultants into the Company’s practices; utilization rates; conflicts of interest; potential loss of clients or large engagements and the Company’s ability to attract new business; brand equity; competition; accurate pricing of engagements, particularly fixed fee and multi-year engagements; clients’ financial condition and their ability to make payments to the Company; risks inherent with litigation; higher risk client assignments; government contracting; professional liability; information security; the adequacy of our business, financial and information systems and technology; maintenance of effective internal controls; potential legislative and regulatory changes; continued and sufficient access to capital; compliance with covenants in our credit agreement; interest rate risk; and market and general economic and political conditions. Further information on these and other potential factors that could affect the Company’s business and financial condition and the results of operations are included under the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and elsewhere in the Company’s filings with the SEC, which are available on the SEC’s website or at investors.navigant.com. The Company cannot guarantee any future results, levels of activity, performance or achievement and undertakes no obligation to update any of its forward-looking statements.

*    *    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.

August 30, 2018	By:	/s/ Monica M. Weed
	Name:	Monica M. Weed
	Title:	Executive Vice President, General Counsel and Secretary